UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: November 27, 2018

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001‑35314	77‑0466366
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636‑4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of eGain Corporation (the “Company”), held on November 27, 2018, the following actions were taken:

1.	The following directors were elected to serve until the 2019 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Ashutosh Roy	8,432,954	308,072	12,450,198
Gunjan Sinha	6,011,374	2,729,652	12,450,198
Phiroz P. Darukhanavala	8,561,853	179,173	12,450,198
Brett Shockley	8,563,588	177,438	12,450,198
Christine Russell	8,581,258	159,768	12,450,198
2.	The compensation of the Company’s executive officers was approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
8,436,789	291,072	13,165	12,450,198
3.	The appointment of BPM LLP, as the Company’s Independent Registered Public Accounting Firm, was ratified.

For	Against	Abstain
20,280,896	872,452	37,876

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2018	eGAIN CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)